Earnings Call Presentation – 1Q 2025 First Quarter 2025 Earnings May 7, 2025

Earnings Call Presentation – 1Q 2025 Preliminary Matters 2 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • changes in interest rate environment; • supply chain disruption; • product demand and pricing; • effects of governmental and regulatory actions; • litigation outcomes and trends; • investment risks; • cybersecurity risks or incidents; • impact of catastrophes; and • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”). Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure.

Leading Insurer Empowering Specialty and Underserved Markets

Enabled by a dynamic, innovative team with broad expertise who act like owners

KEMPER

Delivering appropriate and affordable insurance and financial solutions

KEMPER Auto

Specialty auto insurance[1] for underserved markets; Latino, Hispanic and urban areas

KEMPER Life

Life insurance[2] for low/moderate income customers

Market Characteristics	Sizable Market	Require Unique Expertise	Have Limited or Unfocused Competition	Enable Systematic, Sustainable Competitive Advantages (SSCAs)
Differentiated Capabilities	Low-Cost Management	Ease of Use	Distribution	Product Sophistication

Target top quartile value creation for customers, employees and shareholders

[1] Kemper Auto is equivalent to the Specialty Property & Casualty Insurance Segment
[2] Kemper Life is equivalent to the Life Insurance Segment

KEMPER Earnings Call Presentation – 1Q 2025 | 3

First Quarter 2025 Summary

Strong profitable growth continues

Shareholder Value Creation	***Double-digit Return on Equity and BVPS accretion*** • 1Q'25 Net Income attributable to Kemper Corporation of $99.7 million or $1.54 per diluted share • 1Q'25 Adjusted Consolidated Net Operating Income[1] of $106.4 million or $1.65 per diluted share • ROE of 14.0% and Adjusted ROE[1] of 21.0% for 1Q'25 • Book Value Per Share and Adjusted BVPS[1] increased 13.3% and 15.7% YoY, respectively • Trailing twelve-month Operating Cash Flow of ~$520 million (approaching all-time peak levels)
Operating Performance Highlights	***Continued strong operating performance, notably in Specialty P&C; focus remains on profitable growth*** • Specialty P&C delivered strong profitability and growth – Underlying Combined Ratio[1] of 92.2% for 1Q'25 – PIF grew ~14% and Written Premium grew ~24% YoY • Life business continued to generate consistent return on capital and distributable cash flows • Pre-Tax Catastrophe losses of ~$7 million, including ~$3 million from non-core operations (Preferred P&C)
Balance Sheet Strength	***Strong capital and liquidity position and significant financial flexibility*** • Parent company liquidity of approximately $1 billion • Debt-to-Capital[2] ratio improved 8.1 pts to 22.9% • Insurance companies are well capitalized

[1] Non-GAAP financial measure; please see reconciliation in appendix on pages 13-18
[2] Excludes AOCI: closely aligns with rating agencies and post-LDTI implementation

KEMPER
Earnings Call Presentation – 1Q 2025 | 4

Earnings Call Presentation – 1Q 2025 Mar 31, 2025 Dec 31, 2024 Specialty P&C PIF YoY Change 13.6% 5.1% Specialty P&C PIF Sequential Quarterly Change 2.2% 1.7% First Quarter 2025 Financial Summary 5 Delivered another quarter of strong financial results 1 Non-GAAP financial measure; please see reconciliation in appendix on pages 13-18 Achieved 21.0% Adjusted ROE1 for 1Q’25; Specialty P&C PIF grew 13.6% YoY Quarter Ended ($ in millions, except per share amounts) Mar 31, 2025 Mar 31, 2024 Net Income Per Diluted Share attributable to Kemper Corporation $1.54 $1.10 Adj. Consolidated Net Operating Income – Per Diluted Share1 $1.65 $1.07 Book Value – Per Diluted Share $45.60 $40.24 Adjusted Book Value – Per Diluted Share1 $30.31 $26.19 Return on Shareholders’ Equity 14.0% 11.2% Return on Adjusted Shareholders’ Equity1 21.0% 17.2% Trailing Twelve-Month Operating Cash Flow $520 $(96) Life Face Value of In-Force YoY Change (0.6)% (0.9)% Specialty P&C Earned Premium YoY Change 14.5% (11.0)% Specialty P&C PIF YoY Change 13.6% (32.0)%

Earnings Call Presentation – 1Q 2025 Well-Capitalized Insurance Subsidiaries 6 Balance sheet continued to strengthen, enhancing financial flexibility Strong capital and liquidity position, and cash flow from operations 23.2% 24.1% 30.3% 32.6% 31.0% 22.9% 2020 2021 2022 2023 2024 1Q'25 Debt-to-Capital 3 Parent Company Liquidity Risk-Based Capital Ratios¹ $700 $704 $918 $683 $800 $888 $733 $234 $418 $465 $548 $161 $1,433 $938 $1,336 $1,148 $1,348 $1,049 2020 2021 2022 2023 2024 1Q'25 (% ) Debt Cash Flow from Operating Activities ($ in m ill io n s) $448 $351 $(210) $(134) $383 $520 2020 2021 2022 2023 2024 1Q'25 TTM HoldCo Cash & Investments Borrowings Available Under Credit Agreement & from Subs P&C (ex. AACC) Life2 1 1Q’25 Risk-Based Capital Ratios shown are estimates calculated at the Company Action Level from aggregate financials of all separate insurance companies within each segment. NAIC annually reported entity-level RBCs will differ. 2 Excludes business ceded to Kemper Bermuda Ltd. (KBL) | 3 Excludes AOCI: closely aligns with rating agencies and post-LDTI implementation ($ in m ill io n s) 340 355 645 465 525 545 330 220 240 275 305 280 2020 2021 2022 2023 2024 1Q'25

Diversified Investment Portfolio with Consistent Returns

Net Investment Income[1]



($ in millions)
$100
$1
$99
$93
$102
$(9)
$111
$10
$101
$103
$4
$99
$101
$3
$98
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
Core Portfolio
Alternative Inv. Portfolio

Highlights

- High-quality portfolio provides consistent net investment income; 71% of fixed income portfolio rated A or higher
- 4.4% pre-tax equivalent (PTE) annualized book yield on core portfolio
- Average investment grade new money yields approximately 5.7% for the quarter

Diversified and Highly-Rated Portfolio

Portfolio Composition[2]



Short Term
6%
COLI
6%
Alternatives
5%
U.S Gov't
6%
Other
7%
States/
Munis
14%
Corporates
56%

$8.6 Billion

Fixed Maturity Ratings



B / BB
5%
≤ CCC
1%
BBB
23%
A or Higher
71%

$6.6 Billion

PTE Annualized Book Yield Contribution



4.3%
0.1%
4.2%
4.0%
4.4%
(0.4)%
4.8%
0.4%
4.4%
4.4%
0.1%
4.3%
4.4%
0.1%
4.3%
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
Core Portfolio
Alt. Inv. Portfolio (ex. Solar)

[1] Non-Core Operations reflects $12, $13, $6, $6, and $2 million related to Preferred P&C in 1Q'24, 2Q'24, 3Q'24, 4Q'24, and 1Q'25, respectively | [2] Other category includes Equity Securities, which excludes $197 million of Other Equity Interests of LPs/LLCs that have been reclassified into Alternative Investments; COLI represents Company Owned Life Insurance

KEMPER Earnings Call Presentation – 1Q 2025 | 7

Earnings Call Presentation – 1Q 2025 Specialty Property & Casualty Insurance Segment 8 Delivered strong margins and PIF growth 93.6 89.6 91.3 91.7 92.2 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 Underlying Combined Ratio1 (% ) Highlights • Underlying Combined Ratio of 92.2% – Private Passenger Auto: 92.2% – Commercial Auto: 92.3% • PIF increased 13.6% YoY – Hard market conditions persist in CA – Competition increasing in selective markets • Written Premium up ~24%; Earned up ~15% Metrics ($ in millions) 1Q’25 1Q’24 Variance Earned Premiums $962 $840 14.5% Underlying Loss & LAE Ratio1 70.9% 72.5% (1.6) pts Expense Ratio 21.3% 21.1% 0.2 pts Policies In-Force (000s) 1,304 1,148 13.6% 1Q’25 4Q’24 PIF – YoY Chg 13.6% 5.1% 8.5 pts PIF – Sequential Quarter Chg 2.2% 1.7% 0.5 pts Year-Over-Year Growth2 Profitable growth remains the top priority 1 Non-GAAP financial measure; see reconciliation in appendix on pages 13-18 2 Excluding Classic Car 1.4 pts 1Q'25 TTM % of YoY DWP DWP PIF Growth Private Passenger Auto California $2,018 51.8% 17.8% Florida / Texas 761 19.5 (0.3) Other 270 6.9 13.2 Total PPA $3,048 78.2% 13.1% Commercial Auto 852 21.8 18.8 Total Kemper Auto $3,900 100.0% 13.7%

Earnings Call Presentation – 1Q 2025 Life Insurance Segment 9 Business trends remained stable Underlying business continued to generate strong return on capital and distributable cash flows $97 $101 $101 $100 $100 $44 $30 $50 $46 $48 $141 $131 $151 $146 $148 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 Normalized Revenues3 ($ in millions) Earned Premiums Net Investment Income • Inflation continues to disproportionately pressure low-to-moderate income consumers – Premiums relatively flat to prior year – Lapse performance in-line with historical trends • Mortality in-line to historical experience1 Highlights Metrics ($ in millions, except per policy amounts) 1Q’25 1Q’24 Variance Adjusted Net Operating Income $17 $12 41.7% Face Value of In-Force $19,799 $19,914 (0.6)% Avg. Face Value per Policy $6,489 $6,385 1.6% Avg. Premium per Policy Issued2 $654 $609 7.4% 1 Historical experience excludes Covid-19 pandemic period (FY’20-1H’22) 2 Annual basis 3 Excludes earned premium impact from annual LDTI actuarial assumption update (4Q’24: -$5 million)

Earnings Call Presentation – 1Q 2025 Key Takeaways 10 Delivered strong operating results • Specialty Auto grew Written Premium 24%, Earned Premium and PIF ~14% with a 92.2% UCR1 • 14% ROE and 21% Adjusted ROE1 • BVPS and Adjusted BVPS1 increased 13% and 16% YoY, respectively Business strengths and current starting position provides confidence for positive forward outlook • Focused businesses with embedded competitive advantages • Tariff resiliency enhanced by Specialty Auto book characteristics and current positioning Strength of capital and liquidity position provides financial flexibility • Strong trailing twelve-month Operating Cash Flow growing toward all-time highs • Debt-to-Capital2 ratio below 23% • Repurchased $4 million of stock; ~$130 million remaining under repurchase program Strong operating results and competitive advantages position us to deliver attractive returns and navigate potential impact from tariffs 1 Non-GAAP financial measure; please see reconciliation in appendix on pages 13-18 2 Excludes AOCI: closely aligns with rating agencies and post-LDTI implementation

Earnings Call Presentation – 1Q 2025 Appendix 11

Earnings Call Presentation – 1Q 2025 2025 Reinsurance Program 12 Renewed Catastrophe XoL Reinsurance • New policy effective January 1, 2025: ̶ New limit aligned with risk-appetite ̶ New structure improves overall cost of capital for Kemper Catastrophe Excess of Loss Program (XOL): • One year program consists of two layers: – $60 million excess $50 million – $65 million excess $110 million – 5% co-participation of both layers • 2025 purchase limit reflects exposure changes largely due to Preferred P&C exit HighlightsCatastrophe Reinsurance Program 100% Retention of first $50M 1-Year Term Placed 1/1/25 $60M xs $50M 95% Placed 1-Year Term Placed 1/1/25 $65M xs $110M 95% Placed Laye r 1 : 5 % co -p articip atio n Laye r 2 : 5 % co -p articip atio n

Earnings Call Presentation – 1Q 2025 Non-GAAP Financial Measures 13 Adjusted Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income attributable to Kemper Corporation the after-tax impact of: (i) Change in Fair Value of Equity and Convertible Securities; (ii) Net Realized Investment Gains; (iii) Impairment Losses; (iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs; (v) Debt Extinguishment, Pension Settlement and Other Charges; (vi) Goodwill Impairment Charges; (vii) Non-Core Operations; and (viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the three months ended March 31, 2025 or 2024. The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension Settlement and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairment Charges are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under Generally Accepted Accounting Principles ("GAAP"). Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses. Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income attributable to Kemper Corporation per Unrestricted Share - basic. The Company believes that Adjusted Consolidated Net Operating Income Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains, Impairment Losses related to investments, Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs, Debt Extinguishment, Pension Settlement and Goodwill Impairment Charges included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process.

Earnings Call Presentation – 1Q 2025 Non-GAAP Financial Measures 14 Return on Adjusted Shareholders’ Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s Net Income attributable to Kemper Corporation by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders’ Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Return on Adjusted Shareholders’ Equity” metric was referred to as “Return on Tangible Shareholders’ Equity” in prior periods. Adjusted Book Value Per Share is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Adjusted Book Value Per Share” metric was referred to as “Tangible Book Value Per Share” in prior periods. Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Earnings Call Presentation – 1Q 2025 Non-GAAP Financial Measures 15 Adjusted Consolidated Net Operating Income attributable to Kemper Corporation Three Months Ended ($ per share) Mar 31, 2025 Mar 31, 2024 Net Income attributable to Kemper Corporation Per Unrestricted Share $1.56 $1.11 Less Net Income (Loss) Per Unrestricted Share From: Change in Fair Value of Equity and Convertible Securities - 0.04 Net Realized Investment Gains 0.01 0.09 Impairment Losses - (0.02) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (0.07) (0.16) Debt Extinguishment, Pension Settlement and Other Charges 0.01 - Non-Core Operations (0.06) 0.08 Adjusted Consolidated Net Operating Income Per Unrestricted Share $1.67 $1.08 Three Months Ended ($ in millions) Mar 31, 2025 Mar 31, 2024 Net Income attributable to Kemper Corporation $99.7 $71.3 Less Net Income (Loss) From: Change in Fair Value of Equity and Convertible Securities 0.1 2.7 Net Realized Investment Gains 0.7 5.2 Impairment Losses 0.2 (1.2) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (4.2) (10.1) Debt Extinguishment, Pension Settlement and Other Charges 0.4 - Non-Core Operations (3.9) 5.0 Adjusted Consolidated Net Operating Income $106.4 $69.7

Earnings Call Presentation – 1Q 2025 Non-GAAP Financial Measures 16 Return on Adjusted Shareholders’ Equity 1 Average shareholders' equity and average adjusted shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average Adjusted shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one. Three Months Ended ($ in millions) Mar 31, 2025 Mar 31, 2024 Annualized Net Income attributable to Kemper Corporation $398.8 $285.2 Average Shareholders’ Equity1 $2,853.0 $2,547.5 Less: Average Net Unrealized Losses on Fixed Maturities 667.6 576.1 Less: Average Change in Discount Rate on Future Life Policyholder Benefits (373.2) (216.3) Less: Average Goodwill (1,250.7) (1,250.7) Average Adjusted Shareholders’ Equity1 $1,896.7 $1,656.6 Return on Shareholders’ Equity 14.0% 11.2% Return on Adjusted Shareholders’ Equity 21.0% 17.2%

Earnings Call Presentation – 1Q 2025 Non-GAAP Financial Measures 17 Adjusted Book Value Per Share As of ($ and shares in millions except per share amounts) Mar 31, 2025 Mar 31, 2024 Kemper Corporation Shareholders’ Equity $2,917.6 $2,589.8 Less: Net Unrealized Losses on Fixed Maturities 638.6 618.4 Less: Change in Discount Rate on Future Life Policyholder Benefits (366.0) (272.1) Less: Goodwill (1,250.7) (1,250.7) Adjusted Shareholders’ Equity $1,939.5 $1,685.4 Common Shares Issued and Outstanding 63.979 64.358 Book Value Per Share $45.60 $40.24 Less: Net Unrealized Losses on Fixed Maturities 9.98 9.61 Less: Change in Discount Rate on Future Life Policyholder Benefits (5.72) (4.23) Less: Goodwill (19.55) (19.43) Adjusted Book Value Per Share $30.31 $26.19

Non-GAAP Financial Measures

Underlying Combined Ratio

	Three Months Ended				
	1Q'25	4Q'24	3Q'24	2Q'24	1Q'24
Specialty P&C Insurance					
Combined Ratio as Reported	92.7%	92.1%	91.7%	90.7%	94.8%
Current Year Catastrophe Losses and LAE Ratio	(0.4)	(0.2)	(0.4)	(1.2)	(0.5)
Prior Years Non-Catastrophe Losses and LAE Ratio	(0.1)	(0.2)	-	0.1	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	-	-	-	-	(0.1)
Underlying Combined Ratio	92.2%	91.7%	91.3%	89.6%	93.6%
Personal Auto Insurance					
Combined Ratio as Reported	92.0%	90.8%	91.1%	90.8%	95.1%
Current Year Catastrophe Losses and LAE Ratio	(0.4)	(0.1)	(0.3)	(1.1)	(0.5)
Prior Years Non-Catastrophe Losses and LAE Ratio	0.6	0.7	0.4	(0.1)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	-	-	-	-	(0.1)
Underlying Combined Ratio	92.2%	91.4%	91.2%	89.6%	93.5%
Commercial Auto Insurance					
Combined Ratio as Reported	95.3%	97.0%	94.1%	90.5%	93.6%
Current Year Catastrophe Losses and LAE Ratio	(0.5)	(0.4)	(0.8)	(1.4)	(0.4)
Prior Years Non-Catastrophe Losses and LAE Ratio	(2.5)	(3.6)	(1.4)	0.8	0.7
Prior Years Catastrophe Losses and LAE Ratio	-	-	(0.1)	0.1	(0.1)
Underlying Combined Ratio	92.3%	93.0%	91.8%	90.0%	93.8%

KEMPER
Earnings Call Presentation – 1Q 2025 | 18